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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2005


                           TOWER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

      Indiana                        000-25287                     35-2051170
------------------                   ---------                     ----------
(State or other                      (Commission                   (IRS Employer
jurisdiction of                      File Number)                  Identification No.)
incorporation)


                116 East Berry Street, Fort Wayne, Indiana 46802
                ------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (260) 427-7000

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

          (a) On July 1, 2005, Tower Bank and Trust Company (the "Bank"), a wholly-owned subsidiary of Tower Financial Corporation (the "Registrant"), purchased real estate located at 6731 Old Trail Road, Fort Wayne, Indiana, from MagniFi, LLC ("Seller") pursuant to the terms described in Item 2.01 below, which is incorporated herein by reference. This real estate had been leased by the Bank from Seller pursuant to a lease agreement dated April 7, 2003 (the "Lease")( a copy of which has been filed as an exhibit to the Registrant's Form 10-K for the year ended December 31, 2003). At the closing of the real estate purchase, the Lease was officially terminated.


ITEM 2.01.   COMPLETION OF THE ACQUISITION OR DISPOSITION OF ASSETS.

          (a) On July 1, 2005, Tower Bank and Trust Company (the "Bank"), a wholly-owned subsidiary of Tower Financial Corporation (the "Registrant"), purchased real estate located at 6731 Old Trail Road, Fort Wayne, Indiana from MagniFi, LLC ("Seller") for a purchase price of $1.2 million, pursuant to the terms of a Purchase Agreement dated June 13, 2005 (a copy of which is being filed as Exhibit 10.23 to this Current Report on Form 8-K and is incorporated herein by reference). The entry into the Purchase Agreement was previously disclosed in a Current Report on Form 8-K filed by the Registrant on June 17, 2005. The Bank currently operates its Waynedale bank branch at this location and had been leasing the real estate from Seller pursuant to a lease agreement dated April 7, 2003 (which lease was terminated as a result of the real estate purchase as described in Item 1.02 above).


ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

          (c)    Exhibits

          10.23 Purchase Agreement between Tower Bank and Trust Company and MagniFi, LLC dated June 13, 2005.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 6, 2005

                                 TOWER FINANCIAL CORPORATION


                                 By:  /s/ Donald F. Schenkel
                                      ------------------------------------------
                                      Donald F. Schenkel, Chairman of the Board,
                                      President, and Chief Executive Officer












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